UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CANDEL THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CANDEL THERAPEUTICS, INC.

117 Kendrick St, Suite 450

Needham, MA 02494

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 23, 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders, or Annual Meeting, of Candel Therapeutics, Inc., will be held online on June 23, 2026 at 10:00 a.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/CADL2026 where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with your proxy card in order to attend the Annual Meeting. The purpose of the Annual Meeting is the following:

1.
To elect four Class II directors to our board of directors, to serve until the 2029 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal;
2.
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of four Class II directors nominated by the board of directors.

Only Candel Therapeutics, Inc. stockholders of record at the close of business on April 24, 2026, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

Candel Therapeutics, Inc. is following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of the accompanying proxy statement and our Annual Report for the fiscal year ended December 31, 2025, or 2025 Annual Report. We plan to mail the Notice on or about April 29, 2026, and it contains instructions on how to access both the 2025 Annual Report and accompanying proxy statement over the Internet. This method provides our stockholders with expedited access to proxy materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you expect to attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card. Even if you have voted by proxy, you may still vote at the virtual meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

/s/ Paul Peter Tak
Paul Peter Tak, M.D., Ph.D., FMedSci
Chief Executive Officer

Needham, MA

April 29, 2026

Page
PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS	1
GENERAL INFORMATION	2
PROPOSAL NO. 1 – ELECTION OF CLASS II DIRECTORS	6
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS CANDEL THERAPEUTICS, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	11
CORPORATE GOVERNANCE	13
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	29
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	32
REPORT OF THE AUDIT COMMITTEE	34
HOUSEHOLDING	35
STOCKHOLDER PROPOSALS	35
OTHER MATTERS	35

i

CANDEL THERAPEUTICS, INC.

117 Kendrick St, Suite 450

Needham, MA 02494

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 23, 2026

This proxy statement contains information about the 2026 Annual Meeting of Stockholders, or the Annual Meeting, of Candel Therapeutics, Inc., which will be held online on June 23, 2026 at 10:00 a.m. Eastern Time. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/CADL2026, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the proxy card in order to attend the Annual Meeting. The board of directors of Candel Therapeutics, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Candel,” “Candel Therapeutics,” the “Company,” “we,” “us,” and “our” refer to Candel Therapeutics, Inc. The mailing address of our principal executive offices is Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in this proxy statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the Annual Meeting by giving our Corporate Secretary written notice to that effect.

This proxy statement and our 2025 Annual Report to Stockholders for the fiscal year ended December 31, 2025, or the 2025 Annual Report, are first being made available to stockholders on or about April 29, 2026.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in July 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 23, 2026:

This proxy statement and our 2025 Annual Report are

available for viewing, printing and downloading at www.ProxyVote.com.

A copy of this proxy statement and our 2025 Annual Report, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Candel Therapeutics, Inc., 117 Kendrick St, Suite 450 Needham, MA 02494, Attention: Corporate Secretary. This proxy statement and our 2025 Annual Report are also available on the SEC’s website at www.sec.gov and on the Investors page of our website at ir.candeltx.com.

CANDEL THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why are you holding a virtual Annual Meeting?

This year’s Annual Meeting will be a “virtual meeting” of stockholders. We have implemented the virtual format in order to facilitate stockholder attendance at our Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management.

How do I attend and participate in the Annual Meeting online?

To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/CADL2026 and use their control number provided in the proxy card to preregister to this website, and beneficial owners of shares held in street name will need to follow the same instructions. Registration will open 15 minutes prior to the meeting.

The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m. Eastern Time.

How can I get help if I have trouble checking in or listening to the meeting online?

There will be a support number available on the login page of the virtual meeting 15 minutes before the meeting begins for any shareholders having technical difficulties. The technical support line will not be able to provide control numbers, but will be able to assist with any technical issues.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about April 29, 2026, our proxy materials, including the Notice, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2025 Annual Report to Stockholders will be mailed and made available to stockholders on the Internet on or about the same date.

Who is soliciting my vote?

Our Board of Directors, or the board of directors, is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 24, 2026.

How many votes can be cast by all stockholders?

There were 73,270,239 shares of our common stock, par value $0.01 per share, outstanding on April 24, 2026, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. None of our shares of preferred stock were outstanding as of April 24, 2026.

Who is entitled to vote?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•
By Internet. You may vote at www.ProxyVote.com, 24 hours a day, seven days a week. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.
•
During the Annual Meeting. You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/CADL2026. You will need the control number included on your proxy card.
•
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.
•
By Mail. You may vote by completing and mailing your proxy card. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

By Proxy

If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

You may revoke your proxy by (1) entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet or via telephone, (2) attending and voting at the Annual Meeting online (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our principal executive offices at Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, as amended, or bylaws, provide that one third of the shares entitled to vote, present or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. A quorum will be present if 24,423,413 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

Under the Delaware General Corporation Law, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law, by our Amended and Restated Certificate of Incorporation, or certificate of incorporation, or by our bylaws. Abstentions and broker “non-votes” are not counted as votes cast, and thus, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those shares will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote your shares on this proposal even if it does not receive instructions from you.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the election of directors, meaning that the director nominees receiving the most “FOR” votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the election of directors.

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, Proposal No. 2 must receive “FOR” votes from a majority of the votes properly cast on such proposal. Abstentions and broker non-votes, if any, will have no impact on the outcome of this vote.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an Annual Meeting?

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2027 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 30, 2026. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the additional information required by Rule 14a-19 under the Exchange Act no later than March 25, 2027. Stockholder proposals and the required notice should be addressed to Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494, Attention: Corporate Secretary.

How can I find out the results of the voting at the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 – ELECTION OF CLASS II DIRECTORS

Our board of directors currently consists of ten members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•
the Class I directors are Renee Gaeta, Gary J. Nabel, M.D., Ph.D., and Joseph C. Papa, R.Ph., M.B.A., and their terms will expire at the annual meeting of stockholders to be held in 2028;
•
the Class II directors are Edward J. Benz, Jr., M.D., Paul B. Manning, Maha Radhakrishnan, M.D., and Paul Peter Tak, M.D., Ph.D., FMedSci, and their terms will expire at the Annual Meeting; and
•
the Class III directors are Nicoletta Loggia, Ph.D., R.Ph., Christopher Martell, and Diem Nguyen, Ph.D., M.B.A., and their terms will expire at the annual meeting of stockholders to be held in 2027.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two thirds (2/3) or more of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Dr. Benz, Mr. Manning, Dr. Radhakrishnan, and Dr. Tak for election as Class II directors at the Annual Meeting. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our board of directors.

Our Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates, or the Director Guidelines, provide that in evaluating director candidates, the nominating and corporate governance committee will consider factors such as a candidate’s character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business and industry and absence of conflicts of interest. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards.

Nominees for Election as Class II Director

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and age as of April 29, 2026.

Name	Positions and Offices Held with Candel Therapeutics, Inc.	Director Since	Age
Edward J. Benz, Jr., M.D.	Director	2017	79
Paul B. Manning	Director	2018	70
Maha Radhakrishnan, M.D.	Director	2025	56
Paul Peter Tak, M.D., Ph.D., FMedSci	Director	2020	66

Edward J. Benz, Jr., M.D., has served as a member of Candel’s board of directors since September 2017. Dr. Benz is the President and CEO Emeritus of the Dana-Farber Cancer Institute and a member of the Dana-Farber Cancer Institute Board of Directors. He is the Richard and Susan Smith Distinguished Professor of Medicine, Professor of Pediatrics and Professor of Genetics at Harvard Medical School, and Executive Director of the Cure Sickle Cell Initiative at National Institutes of Health, or NIH. Dr. Benz is an expert in blood disorders and is board certified in both hematology and internal medicine. He is an active clinical hematologist and a NIH funded researcher with a focus on the molecular basis and genetics around inherited blood disorders. From October 2000 until his retirement in October 2016, Dr. Benz served as President and CEO of Dana-Faber Cancer Institute. Prior to his role at Dana-Farber Cancer Institute, Dr. Benz served as chairman for the Department of Medicine and Sir William Osler Professor of Medicine at Johns Hopkins University School of Medicine, as well as physician in chief at Johns Hopkins Hospital. Dr. Benz has also served as President of the American Society of Hematology, the Association of American

Cancer Institutes, the American Society for Clinical Investigation, the American Clinical and Climatological Society, and the Friends of the National Institute of Nursing Research. Over the course of his career, Dr. Benz has authored more than 300 articles, books, reviews and abstracts and has received numerous awards. Dr. Benz serves on the board of directors of CoRegen, Inc. and he serves on our Research Advisory Board. Dr. Benz previously served on the board of directors of Deciphera Pharmaceuticals, Inc. (Nasdaq: DCPH) from September 2016 to June 2024, F Star Therapeutics, Inc. (formerly Nasdaq: FSTX) from January 2020 to January 2023, and Renovacor (formerly NYSE: RCOR) from July 2019 to September 2022. He serves on the Scientific Advisory Boards of Autoimmunity Biological Solutions, MYKA Labs, Inc. and Kernal Biologics, Inc., all privately held. We believe Dr. Benz’s experience in the field of hematology and blood disorders provides him with the appropriate set of skills to serve as a member of our board of directors.

Paul B. Manning has served as a member of Candel’s board of directors since November 2018. Mr. Manning currently serves as the Chief Executive Officer of PBM Capital Group, LLC, or PBM Capital, a private equity investment firm in the business of investing in healthcare and life-science related companies, which he founded in 2010. Mr. Manning is a member of the board of directors of Liquidia Corporation (Nasdaq: LQDA) and Taysha Gene Therapies, Inc. (Nasdaq: TSHA), and he currently serves as Chairman of the board of directors of Verrica Pharmaceuticals Inc. (Nasdaq: VRCA). Mr. Manning received a B.S. in microbiology from the University of Massachusetts. We believe Mr. Manning’s 30 years of managerial and operational experience in the healthcare industry and as an investor in healthcare related companies provides him with the appropriate set of skills to serve as a member of our board of directors.

Maha Radhakrishnan, M.D. has served as a member of Candel’s board of directors since June 2025. Since August 2024, Dr. Radhakrishnan has served as Executive Partner at Sofinnova Investments, a biopharmaceutical investment firm. Dr. Radhakrishnan has served as a director of Entrada Therapeutics, Inc. (Nasdaq: TRDA) since June 2025. From March 2024 to May 2025, Dr. Radhakrishnan served as a director of Alto Neuroscience, Inc. (NYSE: ANRO). From January 2020 to March 2024, Dr. Radhakrishnan served as Group Senior Vice President and Chief Medical Officer of Biogen, Inc. (Nasdaq: BIIB), a global biotechnology company. Previously, Dr. Radhakrishnan served as Senior Vice President and Global Head of Medical, Primary Care Business Unit at Sanofi S.A. (Nasdaq: SNY), a global biopharmaceutical company focused on human health, from October 2018 to January 2020. Dr. Radhakrishnan served as the Senior Vice President, Head of Worldwide Medical at Bioverativ Inc. from November 2016 to September 2018. She served as a member of the board of directors of Minovia Therapeutics from January 2023 to April 2025. Dr. Radhakrishnan received an M.D. and a Masters in the Russian language from the People’s Friendship University (Russia). We believe Dr. Radhakrishnan’s technical expertise and leadership experience at various biopharmaceutical companies provides her with the appropriate set of skills to serve as a member of our board of directors.

Paul Peter Tak, M.D., Ph.D., FMedSci, has served as President and Chief Executive Officer and as a member of the board of directors of Candel since September 2020. He received his medical degree cum laude from the Free University in Amsterdam and was trained as an internist, rheumatologist and immunologist at Leiden University Medical Center, where he also received his Ph.D. He has been Clinical Associate Professor of Medicine at the University of California San Diego. Next, he served as Professor of Medicine and founding Chair of the Department of Clinical Immunology and Rheumatology at the Academic Medical Centre/University Medical Center Amsterdam. During this time, he founded Arthrogen b.v., a biotech company focused on gene therapy. He has published over 600 papers in peer-reviewed journals and received numerous awards. He has been elected Honorary Senior Visiting Fellow at the University of Cambridge and Fellow of the Academy of Medical Sciences (U.K.). At GSK plc, formerly known as GlaxoSmithKline, or GSK (NYSE: GSK), he served as Senior Vice President, Chief Immunology Officer, and Global Development Leader from 2011 to 2018. In his role as Global Head of a cluster of Therapy Area Units at GSK (Dermatology, ImmunoInflammation, Infectious Disease, and Oncology), he oversaw the creation of a portfolio of new medicines, including belimumab sc (approved in 2017 [Benlysta® sc]), mafodotin (approved in 2020 [Blenrep®]), cabotegravir/rilpivirine (approved in 2021 [Cabenuva®]), and tapinarof (acquired by Dermavant Sciences; approved in 2022 [VTAMAR®]), and gepotidacin (approved in 2025 [Blujepa®]). He was the Chair of the Scientific Review Board, the governing body accountable for the scientific assessment of GSK’s R&D portfolio. He was also the President and CEO of Tempero Pharmaceuticals, which was integrated into GSK in 2015. From 2018 to 2020, Dr. Tak served as venture partner at Flagship Pioneering and also as President and CEO of Kintai Therapeutics (merged with Senda Biosciences). In addition, he has served as board director of Galvani Bioelectronics, ViiV Healthcare Ltd., and Omega Therapeutics. Currently, he is also on the board of Sitryx Therapeutics (co-founder), Levicept, and Citryll (Chair). He is also on the Board of Trustees of the Lorna & Yuti Chernajovsky Biomedical Research Foundation and the Kennedy Trust for Rheumatology Research, and Visiting Professor at the University of Lisbon. He is a 2021 PharmaVOICE100 honoree (100 most inspiring people in life sciences) and was included in the 2023 and 2024 Medicine Maker Power List. We believe Dr. Tak’s scientific expertise, extensive managerial and operational experience in the biotechnology industry, and familiarity with Candel as our Chief Executive Officer provide him with the appropriate set of skills to serve as a member of our board of directors.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

Vote Required and Board of Directors’ Recommendation

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the election of directors, meaning that the director nominees receiving the most “FOR” votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the election of directors.

The board of directors recommends voting “FOR” the election of Edward J. Benz, Jr., M.D., Paul B. Manning, Maha Radhakrishnan, M.D., and Paul Peter Tak, M.D., Ph.D., FMedSci, as Class II directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2029.

Directors Continuing in Office

The following table identifies our directors continuing in office, and sets forth their principal occupation and business experience during the last five years and their ages as of April 29, 2026.

Name	Positions and Offices Held with Candel Therapeutics, Inc.	Director Since	Class and Year in Which Term Will Expire	Age
Renee Gaeta	Director	2022	Class I—2028	45
Gary J. Nabel, M.D., Ph.D.	Director	2022	Class I—2028	72
Joseph C. Papa, R.Ph., M.B.A.	Director	2022	Class I—2028	70
Nicoletta Loggia, Ph.D., R.Ph.	Director	2023	Class III—2027	58
Christopher Martell	Director	2018	Class III—2027	47
Diem Nguyen, Ph.D.	Director	2021	Class III—2027	54

Class I Directors (Term Expires at 2028 Annual Meeting)

Renee Gaeta has served as a member of Candel’s board of directors since August 2022. Ms. Gaeta has served as the Chief Financial Officer of Outset Medical, Inc. (Nasdaq: OM) since June 2025. Prior to that, Ms. Gaeta served as the Chief Financial Officer of Shockwave Medical (Nasdaq: SWAV), from February 2024 until June 2024, when it was acquired by Johnson & Johnson (NYSE: JNJ). Prior to that, from July 2021 to February 2024, Ms. Gaeta served as Chief Financial Officer of Eko Devices, Inc., a private company focused on cardiopulmonary digital health solutions. Prior to that, from July 2017 to July 2021, Ms. Gaeta was Chief Financial Officer at Establishment Labs Holdings, Inc., a publicly traded global medical device company focused on aesthetic technologies. From August 2014 to June 2017, Ms. Gaeta was Vice President and Corporate Controller at Sientra, Inc., a publicly traded global medical aesthetics company, where she was a member of the executive team and headed the finance department. From 2004 to 2014, Ms. Gaeta worked at KPMG, LLP, or KPMG. Ms. Gaeta held various positions at KPMG, most recently as an Advisory Director in the Transactions and Restructuring Group. Ms. Gaeta also served as a director of SeaSpine Holdings Corp (Nasdaq: SPNE) from February 2019 until January 2023, when it was acquired by Orthofix Medical Inc. (Nasdaq: OFIX). Ms. Gaeta received her B.S., cum laude, in Accounting from Loyola Marymount University and is a Certified Public Accountant in the State of California. We believe Ms. Gaeta’s extensive experience and expertise in financial operations, particularly in the medical device industry, provide her with the appropriate set of skills to serve as a member of our board of directors.

Gary J. Nabel, M.D., Ph.D., has served as a member of Candel’s board of directors since August 2022. Dr. Nabel, a renowned virologist and immunologist, has served as Chief Innovation Officer of OPKO Health, Inc., or OPKO Health (Nasdaq: OPK), and as a member of its board of directors since May 2022. Dr. Nabel also serves as President and Chief Executive Officer of ModeX Therapeutics, Inc., or ModeX, a wholly-owned subsidiary of OPKO Health, since November 2020 when he co-founded ModeX prior to its merger with OPKO Health. Dr. Nabel previously served as Chief Scientific Officer and Senior Vice President of Sanofi, S.A. from 2012 to November 2020, where he directed the breakthrough laboratory that developed tri-specific products now in early clinical development. He was the founding director of the National Institute of Health’s Vaccine Research Center, working on vaccines and broadly neutralizing antibodies against HIV, influenza, SARS, Ebola, Chikungunya and Epstein-Barr virus. He was previously an investigator at the Howard Hughes Medical Institute at the University of Michigan from 1987 to 1999. In recognition of his expertise at the forefront of virology, immunology, gene therapy and molecular biology, Dr. Nabel was elected to the National Academy of Medicine, is a fellow of the American Association of Physicians and the American Academy of Arts Sciences, and was awarded the Geoffrey Beene Builders of Science Award from Research!America. He has served on the board of Siga Technologies, Inc. (Nasdaq: SIGA) since 2021. Dr. Nabel graduated magna cum laude from Harvard College in 1975 and completed his Ph.D. in 1980 and his M.D. two years later, each from Harvard, followed by a post-doctoral fellowship at the Whitehead Institute. We believe Dr. Nabel’s broad experience in leadership roles and expertise in the pharmaceutical and biotechnology industries provide him with the appropriate set of skills to serve as a member of our board of directors.

Joseph C. Papa, R.Ph., M.B.A. has served as a member of Candel’s board of directors since August 2022. Mr. Papa serves as the Chief Executive Officer of Emergent BioSolutions (NYSE: EBS), a position he has held since February 2024. Mr. Papa previously served as the interim Chief Executive Officer of Bausch + Lomb Corporation (NYSE: BLCO) from July 2022 to March 2023, and he previously served as chairman of the board of directors and Chief Executive Officer of Bausch + Lomb Corporation from May 2022 to July 2022. Mr. Papa also served as chairman of the board of directors and Chief Executive Officer of Bausch Health Companies Inc. (NYSE: BHC) from May 2016 to May 2022. Mr. Papa has more than 35 years of experience in the pharmaceutical, healthcare and specialty pharmaceutical industries, including 20 years of branded prescription drug experience. He served as the Chief Executive Officer of Perrigo Company plc, or Perrigo, from 2006 to April 2016, where he also served as chairman of the board of directors from 2007 to April 2016. Prior to joining Perrigo, Mr. Papa served from 2004 to

2006 as chairman and Chief Executive Officer of the Pharmaceutical and Technologies Services segment of Cardinal Health, Inc. From 2001 to 2004, he served as President and Chief Operating Officer of Watson Pharmaceuticals, Inc., or Watson. Prior to joining Watson, Mr. Papa held management positions at DuPont Pharmaceuticals, Pharmacia/Searle and Novartis AG. Mr. Papa joined the board of directors of Prometheus Biosciences, Inc. (Nasdaq: RXDX), a publicly traded biopharmaceutical company, in August 2020, and previously served as a director of Smith & Nephew plc (NYSE: SNN), a publicly traded medical device company, from 2008 to April 2018. Mr. Papa holds a B.S. in pharmacy from the University of Connecticut and an M.B.A. from Northwestern University’s Kellogg Graduate School of Management. We believe Mr. Papa’s substantial leadership experience in the pharmaceutical industry provides him with the appropriate set of skills to serve as a member of our board of directors.

Class III Directors (Term Expires at 2027 Annual Meeting)

Nicoletta Loggia, Ph.D., R.Ph., has served as a member of Candel’s board of directors since June 2023. Dr. Loggia also serves as chief technical officer of Orchard Therapeutics plc (Nasdaq: ORTX), a position she has held since September 2021. Prior to that, from 2004 to August 2021, Dr. Loggia served in various positions at Novartis AG (NYSE: NVS), most recently as Global Head of Cell and Gene Therapies from April 2020 to August 2021, as Global Head of Technical Development Biologics and Cell Gene Therapies from January 2019 to April 2020, and as Global Head of Technical Development of Novel Biologic Entities and Early Phase Project Management from 2015 until December 2018. Earlier in her career, Dr. Loggia served as a Formulation Senior and Principal Scientist at Pfizer (NYSE: PFE). Dr. Loggia is also an advisory board member of Sarcura GmbH, a position she has held since May 2022. Dr. Loggia received her master’s degree in Chemistry and Pharmaceutical Technologies, and her Ph.D. in Pharmaceutical Technologies, from the University of Pavia. Dr. Loggia also received her accreditation from the Startup Board Member Academy of the École polytechnique fédérale de Lausanne. We believe Dr. Loggia’s experience and expertise in biopharmaceutical manufacturing and technical operations provides her with the appropriate set of skills to serve as a member of our board of directors.

Christopher Martell has served as a member of Candel’s board of directors since November 2018. Mr. Martell is the manager of GTAM1 2012 ADV LLC and an investor at Martell Capital. Previously, Mr. Martell was a Partner at PBM Capital in 2018. Prior to joining PBM Capital, Mr. Martell had an 18-year career at J.P. Morgan where he was a managing director in the Healthcare Investment Banking and Mergers and Acquisitions groups. He led the execution of a wide range of transactions including mergers and acquisitions, spin-offs and corporate separations, initial public offerings and equity and debt financings for medical device, life science tool and diagnostic, pharmaceutical and biotechnology companies. Mr. Martell graduated from Yale University with a B.A. in Ethics, Politics and Economics. We believe Mr. Martell’s broad financial and investment banking experience, financial and transactional expertise and acumen in mergers and acquisitions and complex financial transactions provides him with the appropriate set of skills to serve as a member of our board of directors.

Diem Nguyen, Ph.D., M.B.A., has served as a member of Candel’s board of directors since July 2021. Dr. Nguyen serves as the Chief Executive Officer of SIGA Technologies, Inc. (Nasdaq: SIGA), a position she has held since January 2024. Prior to that, from October 2020 to January 2024, Dr. Nguyen served as the Chief Executive Officer and member of the board of directors of Xalud Therapeutics, Inc., a private biotechnology company, which is majority-owned by PBM Capital. Previously, Dr. Nguyen was the Executive Vice President of PPD, Inc. a leading global clinical research organization providing drug development services, a position she held from April 2018 to April 2020. Beginning in 2008, Dr. Nguyen held various leadership roles at Pfizer Inc. (NYSE: PFE), last serving as Global President, Americas of Pfizer Essential Health from January 2017 to March 2018. Dr. Nguyen is a director at Verrica Pharmaceuticals Inc. (Nasdaq: VRCA), Vitara Biomedical, Inc. and Children’s Hospital of Philadelphia. She received a B.A. in Chemistry with Specialization in Biochemistry and a Ph.D. in Biochemistry and Molecular Genetics from the University of Virginia, and an M.B.A. in General Management from the University of Virginia’s Darden Graduate School of Business Administration. We believe that Dr. Nguyen’s managerial, commercial and medical experience in the pharmaceutical industry provides her with the appropriate set of skills to serve as a member of our board of directors.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS CANDEL THERAPEUTICS, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

Candel’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of KPMG LLP as Candel’s independent registered public accounting firm for the fiscal year ending December 31, 2026. KPMG LLP has served as Candel’s independent registered public accounting firm since 2019.

The audit committee is solely responsible for selecting Candel’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder approval is not required to appoint KPMG LLP as Candel’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of KPMG LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain KPMG LLP. If the selection of KPMG LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Candel and its stockholders.

A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Candel incurred the following fees from KPMG LLP for the audit of the financial statements provided during the years ended December 31, 2025 and 2024.

	2025	2024
Audit fees (1)	$869,500	$714,000
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All other fees	$—	$—
Total fees	$869,500	$714,000

(1)
Audit fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements included in quarterly reports, services rendered in connection with SEC registration statements, costs associated with securities offerings and services that are normally provided by KPMG LLP, such as comfort letters, in connection with statutory and regulatory filings or engagements.

During our 2025 and 2024 fiscal years, no services other than those described above were provided by KPMG LLP.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm regardless of amount. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2025 and 2024 fiscal years, no services were provided to us by KPMG LLP other than in accordance with the pre-approval policies and procedures described above.

Vote Required and Board of Directors’ Recommendation

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, this Proposal No. 2 must receive “FOR” votes from a majority of the votes properly cast on the proposal. Abstentions and broker non-votes, if any, will have no impact on the outcome of this vote.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of KPMG LLP as Candel Therapeutics, Inc.’s, independent registered public accounting firm for the fiscal year ending December 31, 2026.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

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Nominees should demonstrate high standards of personal and professional ethics and integrity.
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Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
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Nominees should have skills that are complementary to those of the existing board.
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Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.
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Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our common stock is listed on The Nasdaq Global Market, or Nasdaq. Under Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors reviews the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that all members of the board of directors, except Paul Peter Tak, M.D., Ph.D., FMedSci, are independent directors, including for purposes of Nasdaq and the SEC rules. In making that determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances the board of directors deemed relevant in determining independence, including the potential deemed beneficial ownership of our capital stock by each director and respective affiliations, including non-employee directors that are affiliated with certain of our major stockholders. We expect that the composition and functioning of our board of directors and each of our committees will continue to comply with all applicable requirements of Nasdaq and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers. Dr. Tak is not an independent director under these rules because he is currently employed as the chief executive officer and president of our Company.

Board Committees

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which operate pursuant to a charter adopted by our board of directors. We believe that the composition and functioning of all of our committees comply with the applicable requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 and the SEC rules and regulations that are applicable to us. We intend to comply with future requirements to the extent they become applicable to us.

The full text of our audit committee charter, compensation committee charter and nominating and corporate governance charter is posted on the investor relations portion of our website at https://ir.candeltx.com/corporate-governance/governance-overview. We do not incorporate the information contained on, or accessible through, our corporate website into this prospectus, and you should not consider it a part of this prospectus.

Audit Committee

Renee Gaeta, Nicoletta Loggia, Ph.D. and Maha Radhakrishnan, M.D. serve on the audit committee, which is chaired by Ms. Gaeta. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Ms. Gaeta as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2025, the audit committee met four times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:

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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
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reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;
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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures as well as critical accounting policies and practices used by us;
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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
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recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited consolidated financial statements shall be included in our Annual Report on Form 10-K;
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monitoring the integrity of our consolidated financial statements and our compliance with legal and regulatory requirements as they relate to our consolidated financial statements and accounting matters;
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preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

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reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
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reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Nicoletta Loggia, Ph.D., R.Ph., Paul B. Manning, and Joseph C. Papa, R.Ph., M.B.A. serve on the compensation committee, which is chaired by Dr. Loggia. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2025, the compensation committee met four times. The compensation committee’s responsibilities include:

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annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
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evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation, recommending to the board of directors the cash compensation of our Chief Executive Officer;
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determining the compensation of our other executive officers;
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overseeing and administering our compensation and similar plans;
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reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
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retaining and approving the compensation of any compensation advisors;
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reviewing and approving the grant of equity-based awards;
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reviewing and recommending to the board of directors the compensation of our directors; and
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preparing our compensation committee report if and when required by SEC rules, to be included in our annual proxy statement.

Compensation Consultant

The compensation committee has engaged Radford, an Aon company, or Radford, as its independent compensation consultant. When requested, Radford consultants attend meetings of our compensation committee, including executive sessions in which executive compensation-related matters are discussed without the presence of our management. Radford reports to our compensation committee and not to our management, although Radford meets with our management for purposes of gathering information for its analyses and recommendations. Our Compensation Committee has assessed the independence of Radford consistent with SEC rules and Nasdaq listing standards and has concluded that the engagement of Radford does not raise any conflict of interest.

Nominating and Corporate Governance Committee

Edward J. Benz, Jr., M.D., Nicoletta Loggia, Ph.D., R.Ph., Christopher Martell, and Gary J. Nabel, M.D., Ph.D., serve on the nominating and corporate governance committee, which is chaired by Dr. Benz. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. The nominating and corporate governance committee did not meet during the fiscal year ended December 31, 2025. The nominating and corporate governance committee’s responsibilities include:

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developing and recommending to the board of directors criteria for board and committee membership;
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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
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reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

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identifying individuals qualified to become members of the board of directors;
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recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
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reviewing and recommending to the board of directors appropriate corporate governance guidelines; and
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overseeing the evaluation of our board of directors.

The nominating and corporate governance committee considers candidates for board of directors membership suggested by its members and the chief executive officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Meetings Attendance

The full board of directors met eleven times during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable and seven of our directors at the time attended our prior annual meeting of stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of our securities that applies to all personnel of the Company and its subsidiaries, including directors, officers, employees, consultants, contractors and other related individuals of the Company. We believe that our insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. A copy of our insider trading policy is included as Exhibit 19.1 to our Annual Report. In addition, it is our policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards that apply to the Company itself when engaging in transactions in Candel’s securities.

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock and purchases or sales of puts, calls, or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time, by our executive officers, directors and employees.

Compensation Committee Interlocks and Insider Participation

During the fiscal year 2025, Nicoletta Loggia, Ph.D., R.Ph., Paul B. Manning, Diem Nguyen, Ph.D., M.B.A. and Joseph C. Papa, R.Ph., M.B.A. were the only members of our compensation committee. None of the members of our compensation committee is, or has at any time during the prior three years been, one of our officers or employees. None of our executive officers currently serve, or have in the past fiscal year served, as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or our compensation committee.

Code of Business Conduct and Ethics

Our board of directors adopted a Code of Business Conduct and Ethics in connection with our initial public offering in July 2021. The Code of Business Conduct and Ethics applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. The full text of our Code of Business Conduct and Ethics is posted on our website at https://ir.candeltx.com/corporate-governance/governance-overview. If we make any substantive amendments to, or grant any waivers from, our Code of Business Conduct and Ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Paul B. Manning is the current chairman of our board of directors. We believe that separating the positions of chief executive officer and chairperson of the board of directors allows our chief executive officer to focus on our day-to-day business, while allowing a chairperson of the board of directors to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairperson, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and Corporate Governance Guidelines do not require that our chairperson and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Candel Therapeutics, Inc.

Stockholders who want to communicate with members of the board of directors, including the independent directors, individually or as a group, should address their communications to the board of directors, the members of the board of directors or the committee, as the case may be, and send them by mail to c/o Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham,

Massachusetts 02494. The chair of the audit committee will forward all such communications directly to such members of the board of directors. Any such communications may be made on an anonymous and confidential basis.

A copy of any such written communication may also be forwarded to Candel’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Candel’s legal counsel, with independent advisors, with non-management directors, or with Candel’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Candel Therapeutics regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Candel Therapeutics has also established a toll-free telephone number for the reporting of such activity, which is 855-590-2335.

NON-EMPLOYEE DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee member of our board of directors and received compensation for such service during the year ended December 31, 2025. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2025. Dr. Tak, our President and Chief Executive Officer, did not receive any additional compensation for his service as a member of our board of directors. Dr. Tak’s compensation for service as an employee for the year ended December 31, 2025 is presented in “Executive Compensation-Summary Compensation Table.” We reimburse non-employee members of our board of directors for reasonable travel and out-of-pocket expenses incurred in connection with attending board of directors and committee meetings.

2025 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	Total ($)
Paul B. Manning	70,000	—	60,546	130,546
Edward J. Benz, Jr., M.D.	43,000	—	60,546	103,546
Renee Gaeta	42,500	—	60,546	103,046
Nicoletta Loggia, Ph.D., R.Ph.	46,473	—	60,546	107,019
Christopher Martell	54,000	—	60,546	114,546
Gary J. Nabel, M.D., Ph.D.	39,000	—	60,546	99,546
Diem Nguyen, Ph.D. M.B.A.	43,764	—	60,546	104,310
Joseph C. Papa, R.Ph., M.B.A.	41,264	—	60,546	101,810
Maha Radhakrishnan, M.D.	20,096	—	138,250	158,346

(1)
Represents stock options granted in 2025. In accordance with SEC rules, these columns reflect the aggregate grant date fair value of the option awards granted during 2025 computed in accordance with Financial Accounting Standard Board ASC Topic 718 for stock-based compensation transactions. See Note 11 to our consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025 regarding assumptions underlying the valuation of equity awards.
(2)
The following table provides information regarding the number of shares of common stock underlying stock options held by our non-employee directors that were outstanding as of December 31, 2025:

Name	Number of Unexercised Stock Options Outstanding as of December 31, 2025 (#)
Paul B. Manning	56,960
Edward J. Benz, Jr., M.D.	126,124
Renee Gaeta	71,200
Nicoletta Loggia, Ph.D., R.Ph.	56,960
Christopher Martell	89,508
Gary J. Nabel, M.D., Ph.D.	71,200
Diem Nguyen, Ph.D. M.B.A.	85,440
Joseph C. Papa, R.Ph., M.B.A.	71,200
Maha Radhakrishnan, M.D.	28,480

Non-Employee Director Compensation Policy

Our board of directors has adopted a non-employee director compensation policy, which was most recently amended and restated on December 24, 2025, that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. The fees paid to independent non-employee directors for service on our board of directors and for service on each committee of our board of directors on which the director is a member are set forth below:

	Annual Retainer (January-December 23, 2025)	Annual Retainer (Effective December 24, 2025)
Board of Directors:
All non-employee members	$35,000	$40,000
Additional compensation for service as non-executive chair of the board of directors	$30,000	$30,000
Audit Committee:
Chair	$15,000	$18,000
Members	$7,500	$9,000
Compensation Committee:
Chair	$10,000	$12,000
Members	$5,000	$6,000
Nominating and Corporate Governance Committee:
Chair	$8,000	$10,000
Members	$4,000	$5,000

When amending and restating our non-employee director compensation policy on December 24, 2025, we added a provision to permit directors to elect to receive a stock option in lieu of their annual cash retainer. Each stock option granted in lieu of cash retainers will be granted quarterly in arrears on the same date cash retainers are paid for such quarter, subject to the director’s continued service relationship on such grant date, with a Black-Scholes value equal to the amount of cash retainers earned for such quarter. Such stock options will be fully vested at the time of grant.

In addition, each non-employee director elected or appointed to our board of directors will be granted an initial one-time non-qualified stock option to purchase 28,480 shares of our common stock, based on the current fair market value of our common stock, which shall vest in equal monthly installments over three years from the date of grant, subject to continued service through such vesting date(s). In addition, at the end of each year, each non-employee director, other than a director receiving an initial equity award, will be granted a non-qualified stock option to purchase 14,240 shares of our common stock, based on the then fair market value of our common stock, which will vest and become fully exercisable upon the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to such director’s continued service as a director through such vesting date(s).

EXECUTIVE OFFICERS

The following table identifies our executive officers, and sets forth their current positions at Candel Therapeutics, Inc. and their ages as of April 29, 2026.

Name	Position Held with Candel Therapeutics, Inc.	Officer Since	Age
Paul Peter Tak, M.D., Ph.D., FMedSci	Chief Executive Officer, President and Director	2020	66
Charles Schoch	Chief Financial Officer, Treasurer and Secretary	2024	41
Francesca Barone, M.D., Ph.D.	Chief Scientific Officer	2022	49
W. Garrett Nichols, M.D., M.S.	Chief Medical Officer	2022	57
Seshu Tyagarajan, Ph.D., RAC	Chief Technical and Development Officer	2022	58

You should refer to “Class II Directors” above for information about our Chief Executive Officer and President, Paul Peter Tak, M.D., Ph.D., FMedSci. Biographical information for our other executive officers, as of April 29, 2026, is set forth below.

Charles Schoch has served as Candel’s Chief Financial Officer since June 2025 and previously served as our interim Chief Financial Officer, principal financial officer and principal accounting officer, since January 2024. Prior to that he served as Candel’s Vice President of Finance and Corporate Controller from March 2023 to January 2024. Mr. Schoch joined Candel in November 2021 as Corporate Controller and has served in various financial reporting and accounting positions of increasing responsibility. Prior to joining Candel, Mr. Schoch was the Corporate Controller at Corbus Pharmaceuticals from September 2020 to November 2021 and previously worked in the Health Industry assurance practice of PricewaterhouseCoopers from September 2013 to August 2020. Mr. Schoch holds an M.B.A. and M.S.A. from Northeastern University and a B.S. in Business Administration with a concentration in Finance from Elon University.

Francesca Barone, M.D., Ph.D., has been Candel’s Chief Scientific Officer since February 2022 and previously served as our Vice President, Head of Research from November 2020 to February 2022. She joined Candel in November 2020 as head of experimental medicine and discovery, overseeing the implementation of biological measures of outcome and biomarker studies in the clinical pipeline, and directing the design of Candel’s novel discovery platform. Before joining Candel, Dr. Barone served as VP and Head of Experimental Medicine at Kintai Therapeutics, Inc, a Flagship Pioneering, Inc. company, from May 2019 through its merger into Senda Biosciences, Inc., in November 2021. Prior to moving to industry, Dr. Barone served as Reader (Associate Professor) in Experimental Rheumatology at the University of Birmingham (UK) from February 2010 until December 2019. During her tenure she also served as Academic Director of Business Engagement for the College of Medical and Dental Sciences and Director of the laboratories for Immuno-phenotyping in the Institute of Translational Medicine. She has published extensively in peer-reviewed journals, was the recipient of two fellowships to support her research program and led efforts to establish collaborative alliances between the University of Birmingham and world leader pharmacology industries. She received her medical degree cum laude from the University of Rome, Sapienza and was trained in the same university as a Rheumatologist. She received her Ph.D. at Kings College, London.

W. Garrett Nichols, M.D., M.S., has been Candel’s Chief Medical Officer since September 2022. Dr. Nichols has also served as the Chief Medical Officer of Istari Oncology, Inc. since April 2020. Previously, Dr. Nichols served as the Chief Medical Officer of Chimerix, Inc., from September 2014 until April 2020. From April 2014 until September 2014, Dr. Nichols was Head of Global Development of ViiV Healthcare, LTD. Dr. Nichols served in various positions of increasing responsibility at GSK from December 2008 until April 2014, most recently serving as Vice President of Clinical Development and Medicine Development Leader for Dolutegravir (Tivicay, S/GSK1349572, HIV Integrase Inhibitor). Dr. Nichols received an M.D. from Duke University School of Medicine, an M.S. in Epidemiology and Biostatistics from the University of Washington, and a B.A. from the University of Virginia.

Seshu Tyagarajan, Ph.D., RAC, has been Chief Technical and Development Officer at Candel Therapeutics since April 2022. She brings over two decades of technical, manufacturing and development experience in biologics and cell and gene therapies (CGT). Before joining Candel, Dr. Tyagarajan served as Executive Director and Global Head, Late Stage CMC Strategy for CGT at Novartis AG, or Novartis (NYSE: NVS), from August 2020 to February 2022. She also served as the Business Leader of Microsoft-NVS AI Partnership at Novartis from August 2019 to March 2021. Prior to that, Dr. Tyagarajan served as Director and Global Program CMC Team Leader for CAR-T at Novartis from June 2014 to July 2020. As a member of the Novartis leadership team, she was responsible for building a CGT pipeline by integrating, development and manufacturing, and for driving clinical and commercial manufacturing strategy for the CAR-T platform. She successfully led several BLAs/MAAs and INDs and was a key contributor to the groundbreaking BLA submission for Kymriah®, the first ever CAR-T therapy approved by the FDA. Prior to Novartis, Dr. Tyagarajan held roles of increasing responsibility at Merck & Co Inc. (NYSE: MRK), Roche Holding AG (OTCM: RRHBY), Biogen Idec (now Biogen Inc. (Nasdaq: BIIB)), and ImClone, a subsidiary of Eli Lilly and Co. (NYSE: LLY). Dr. Tyagarajan holds a Ph.D. in Chemical and Biochemical Engineering from Rutgers University and an M.S. in Bioengineering from Purdue University.

EXECUTIVE COMPENSATION

Executive Compensation Overview

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section provides an overview of the compensation awarded to and earned by each individual who served as our principal executive officer at any time during the year ended December 31, 2025 and to our next two most highly compensated executive officers in respect of their service to our Company for our year ended December 31, 2025. We refer to these individuals as our named executive officers. Our named executive officers are:

•
Paul Peter Tak, M.D., Ph.D., FMedSci, our President and Chief Executive Officer;
•
Francesca Barone, M.D., Ph.D., our Chief Scientific Officer; and
•
Charles Schoch, our Chief Financial Officer.

Our executive compensation program is based on a pay-for-performance philosophy. Compensation for our executive officers is composed primarily of the following main components: base salary, bonus and equity incentives in the form of stock options and restricted stock units, or RSUs. Our executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans. As we complete our transition from a private company to a publicly traded company, we intend to evaluate our compensation values and philosophy and compensation plans and arrangements as circumstances require. At a minimum, we expect to review executive compensation annually with input from a compensation consultant. As part of this review process, we expect the board of directors and the compensation committee to apply our values and philosophy, while considering the compensation levels needed to ensure our executive compensation program remains competitive. We will also review whether we are meeting our retention objectives and the potential cost of replacing a key employee.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to and earned by our named executive officers for services rendered to us in all capacities during our years ended December 31, 2025 and, if applicable, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Plan Compensation ($)(2)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Paul Peter Tak, M.D., Ph.D., FMedSci, Chief Executive Officer	2025	743,592	—	—	3,916,028	396,653	—	288,289	5,344,561
	2024	688,940	—	—	—	498,061	—	262,221	1,449,222
Francesca Barone, M.D., Ph.D. Chief Scientific Officer	2025	483,312	—	—	857,797	206,427	—	14,000	1,561,536
	2024	443,303	—	—	—	269,119	—	13,800	726,222
Charles Schoch Chief Financial Officer	2025	398,500	—	—	826,465	232,320	—	13,532	1,470,817

(1)
The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of share-based compensation awarded during the indicated year computed in accordance with the provisions of Financial Accounting Standards Board ASC Topic 718. See Note 11 to our consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025 regarding assumptions underlying the valuation of equity awards.
(2)
The amounts reported reflect annual bonuses earned based upon the achievement of Company and individual performance metrics. Amounts reflected are paid in the year subsequent to the performance year. In addition, the amounts reported in 2024 include an additional $134,000 and $80,560 for Dr. Tak and Dr. Barone, respectively, which was payable in connection with the successful completion of our offering in December 2024.

(3)
Other compensation consists of the following: (1) 401(k) employer match and (2) for Dr. Tak only, $274,289 and $248,421 of housing and travel benefits for 2025 and 2024, respectively.

Narrative to the Summary Compensation Table

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In fiscal year 2025, the compensation committee continued to retain Aon Plc d/b/a Radford (Aon) to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The compensation committee engaged Aon to, among other things, assist in developing a group of peer companies to help us determine overall compensation for our executive officers, as well as to assess each separate element of compensation. The goal was to ensure that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and aligned with our business and executive talent requirements. We do not believe the retention of, and the work performed by, Aon creates any conflict of interest because Aon performs no other work for the Company besides advising the compensation committee.

Our compensation committee is responsible for determining the compensation for all executive officers. Based on its discretion, taking into account the factors noted above, the compensation committee sets the compensation for each executive officer, including for the Chief Executive Officer, without the Chief Executive Officer present.

Base Salary

Our named executive officers each receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors or the compensation committee, and may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

For the fiscal year ended December 31, 2025, the annual base salaries for Dr. Tak and Dr. Barone were $721,188 and $469,153, respectively. From January 1, 2025 until June 20, 2025, Mr. Schoch’s annual base salary was $377,000 and was increased to $440,000, effective June 20, 2025, when he became our Chief Financial Officer.

Annual Bonus

For the fiscal year ended December 31, 2025, each of the named executive officers was eligible to earn an annual cash bonus based on the achievement of certain corporate and individual performance milestones. The target annual bonuses for each of Dr. Tak, Dr. Barone and Mr. Schoch for the fiscal year ended December 31, 2025 were 50%, 40% and 40% of annual base salary, respectively. Based on our achievement of the applicable performance goals for 2025, the Compensation Committee determined that we had achieved 110% of our corporate goals. Taking into account individual performance, each of Dr. Tak, Dr. Barone and Mr. Schoch earned the amounts set forth in the 2026 Summary Compensation Table above.

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentives our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our executives, including our named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options and RSUs.

We typically grant stock option awards at the start of employment to each executive officer and our other employees as well as on an annual basis for retention purposes. We award our stock options and RSUs on the date our board of directors or the CEO approves the grant. We set the option exercise price equal to the fair market value of our common stock on the date of grant.

401(k) Plan

We maintain a tax-qualified retirement plan (the 401(k) Plan) that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation subject to applicable annual

Code limits. Employees’ pre-tax or Roth contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions. Our 401(k) Plan is intended to be qualified under Section 401(a) of the Code with our 401(k) Plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to our 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from our 401(k) Plan.

Health and Welfare Benefits

All of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental and vision insurance plans, in each case on the same basis as all of our other full-time employees.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Compensation Recovery Policy

In accordance with the requirements of the SEC and Nasdaq listing rules, we maintain a compensation recovery policy (the “clawback policy”). The clawback policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we must (subject to certain limited exceptions described in the clawback policy and permitted under the SEC and Nasdaq listing rules) recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officer would have received based on the restated financial statements. A copy of our compensation recovery policy is filed with our Annual Report as Exhibit 97.1.

Policy Regarding Timing of Awards of Options and Other Option-Like Instruments

Our compensation committee does not have a regular practice or policy with regard to the timing of the grants of equity awards to our employees. During 2025, our compensation committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, we did not grant stock options to our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K or 8-K that discloses material nonpublic information.

Employment Arrangements and Severance Agreements with our Named Executive Officers

We have entered into employment agreements with each of our named executive officers.

Paul Peter Tak, M.D., Ph.D., FMedSci

Effective September 12, 2020, we entered into an employment agreement with Dr. Tak, or the Tak Employment Agreement, for the position of President and Chief Executive Officer. The Tak Employment Agreement provides for an annual base salary and an annual bonus opportunity. Pursuant to the Tak Employment Agreement, Dr. Tak’s annual base salary increased to $670,000 per year effective on the first anniversary of the commencement of his employment because the Company completed an underwritten public offering prior to such date. Pursuant to the Tak Employment Agreement, we will reimburse Dr. Tak for reasonable costs related to travel to Massachusetts and temporary housing in Massachusetts, not to exceed $20,000 per month, which amount will be grossed up in respect of any related taxes, reasonable legal fees related to obtaining a visa, and reasonable fees for independent tax and accounting advice not to exceed $10,000 per year. Dr. Tak is eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Pursuant to the Tak Employment Agreement, in the event that Dr. Tak’s employment is terminated by us without cause or by Dr. Tak for good reason outside of the 3 month period preceding and 12 month period following the first event constituting a change in control (such period, the “change in control period”), subject to the execution and effectiveness of a severance and release of claims agreement within 60 days of such termination, he will be entitled to receive (i) an amount equal to 12 months of base salary plus Dr. Tak’s target bonus for the then-current year, less any payments Dr. Tak receives pursuant to his restrictive covenants agreement with the Company, payable in installments over 12 months commencing within 60 days of termination, and (ii) subject to the Dr. Tak’s timely election to continue COBRA health coverage and copayment of premium amounts at the applicable active employees’ rate, we will continue to pay the share of the premiums that we would have paid to provide health insurance to Dr. Tak until the earlier of (A) 12 months following termination or (B) Dr. Tak’s eligibility for group medical plan benefits under any other employer’s group medical plan. In the event that such termination occurs during the change in control period, Dr. Tak will, subject to the execution and effectiveness of a general severance and release of claims agreement within 60 days of such termination, be entitled to receive (x) a lump sum payment equal to 1.5 times the sum of Dr. Tak’s then-current base salary (or base salary in effect immediately prior to the change in control, if higher), plus his target bonus for the then-current year (or his target bonus in effect immediately prior to the change in control, if higher), less any payments Dr. Tak receives pursuant to his restrictive covenants agreement with the Company, and (y) the benefits set forth in clause (ii) of the preceding sentence but for a period of 18 months. In addition, pursuant to the Tak Employment Agreement, all equity awards held by Dr. Tak that are subject to time-based vesting will fully accelerate as of the earlier of the consummation of a “change in control” of the Company (as defined in the Tak Employment Agreement) or the termination of Dr. Tak’s employment by the Company without cause or by Dr. Tak for good reason. Furthermore, in the event of a change of control or Dr. Tak’s termination without cause or for good reason, Dr. Tak will have no less than 12 months to exercise vested, unexpired stock options.

Francesca Barone, M.D., Ph.D.

Effective February 3, 2022, we entered into an employment agreement with Dr. Barone, or the Barone Employment Agreement, for the position of Chief Scientific Officer. The Barone Employment Agreement provides for an annual base salary and an annual target bonus opportunity. Dr. Barone is eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Pursuant to the Barone Employment Agreement, in the event that Dr. Barone’s employment is terminated by us without cause or by Dr. Barone for good reason, subject to the execution and effectiveness of a severance and release of claims agreement within 60 days of such termination, she will be entitled to receive (i) an amount equal to nine months of base salary plus Dr. Barone’s target bonus for the then-current year, less any payments Dr. Barone receives pursuant to her restrictive covenants agreement with the Company, payable in installments over 9 months commencing within 60 days of termination, and (ii) subject to Dr. Barone’s timely election to continue COBRA health coverage and copayment of premium amounts at the applicable active employees’ rate, we will continue to pay the share of the premiums that we would have paid to provide health insurance to Dr. Barone until the earlier of (A) nine months following termination, (B) Dr. Barone’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the cessation of Dr. Barone’s health continuation rights under COBRA; provided, however, that if the Company determines that it cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law, then the Company shall convert such payments to payroll payments directly to Dr. Barone for the time period specified above. Pursuant to the Barone Employment Agreement, all equity awards held by Dr. Barone that are subject to time-based vesting will fully accelerate if Dr. Barone’s employment is terminated by the Company without “cause” or by Dr. Barone for “good reason” within one month prior to or 12 months following the consummation of a “change in control” (as such terms are defined in the Barone Employment Agreement).

Charles Schoch

Effective November 16, 2021, we entered into an employment offer letter with Mr. Schoch, or the Schoch Employment Offer Letter. The Schoch Employment Offer Letter provides for an annual base salary and an annual target bonus opportunity. Pursuant to the Schoch Employment Offer Letter, Mr. Schoch is eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Outstanding Equity Awards

The following table sets forth information concerning outstanding equity awards held by our named executive officers as of December 31, 2025.

			Option Awards (1)
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#)		Option Exercise Price ($)	Option Expiration Date
Paul Peter Tak	10/10/2020	1,763,968	—		1.55	10/10/2030
	2/28/2022	103,125	6,875	(2)	4.12	2/28/2032
	4/28/2023	40,000	20,000	(3)	1.29	4/28/2033
	4/28/2023	60,000	—		1.29	4/28/2033
	4/28/2023	60,000	—		1.29	4/28/2033
	2/12/2025	109,375	415,625	(4)	8.55	2/12/2035
Francesca Barone	12/30/2020	30,822	—		1.55	12/30/2030
	2/3/2022	38,333	1,667	(5)	4.06	2/2/2032
	2/28/2022	34,375	2,292	(2)	4.12	2/28/2032
	4/28/2023	60,000	30,000	(3)	1.29	4/28/2033
	2/12/2025	23,958	91,042	(4)	8.55	2/12/2035
Charles Schoch	11/30/2021	25,000	—		10.36	11/30/2031
	4/28/2023	26,332	13,166	(3)	1.29	4/28/2033
	2/12/2025	17,291	65,709	(4)	8.55	2/12/2035
	6/20/2025	—	50,000	(6)	4.75	6/20/2035

(1)
Except as otherwise noted, each of the outstanding option and restricted stock unit, or RSU, awards in the table above was granted pursuant to our 2021 Stock Option and Grant Plan.
(2)
Represents a stock option granted on February 28, 2022. The shares underlying this option vest and become exercisable in forty-eight (48) equal monthly installments following February 28, 2022, subject to the named executive officer’s continued service on each such vesting date.
(3)
Represents a stock option granted on April 28, 2023. The shares underlying this option vest and become exercisable in forty-eight (48) equal monthly installments following April 28, 2023, subject to the named executive officer’s continued service on each such vesting date.
(4)
Represents a stock option granted on February 12, 2025. The shares underlying this option vest and become exercisable in forty-eight (48) equal monthly installments following February 12, 2025, subject to the named executive officer’s continued service on each such vesting date.
(5)
Represents a stock option granted on February 3, 2022. The shares underlying this option shall vest and become exercisable in forty-eight equal monthly installments over four years following February 3, 2022, subject to Dr. Barone’s continued service on each such vesting date.
(6)
Represents a stock option granted on June 20, 2025. 25% of the shares underlying this option shall vest and become exercisable on the first anniversary of June 20, 2025, and the remaining shares will vest in thirty-six (36) equal monthly installments following June 20, 2026, subject to Mr. Schoch's continued employment with the Company on each such vesting date.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking.

This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

The following table provides information relating to our equity compensation plans as of December 31, 2025. As of December 31, 2025, we had three equity compensation plans, our 2021 Stock Option and Incentive Plan, or 2021 Plan, and our Employee

Stock Purchase Plan, or ESPP, which were approved by our Board of Directors and our stockholders, and our 2025 Inducement Plan, which was approved by our Board of Directors.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants, and rights ($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
	(a)	(b)		(c)
Equity compensation plans approved by stockholders (1)	6,246,920	4.21	(3)	3,354,479	(4)
Equity compensation plans not approved by stockholders (2)	—	—		1,000,000	(5)
Total	6,246,920	4.21		4,354,479

(1)
Includes the following plans: our 2021 Plan and our ESPP.
(2)
Includes the following plan: our 2025 Inducement Plan.
(3)
Consists of shares issuable upon the exercise of outstanding options under the 2021 Plan. This does not include purchase rights under the ESPP because the purchase right (and therefore the number of shares to be purchased) will not be determined until the end of the current purchase period. No RSUs were outstanding as of December 31, 2025 and are not included in the weighted average exercise price calculation.
(4)
As of December 31, 2025, a total of 1,900,246 shares of our common stock have been reserved for future issuance pursuant to the 2021 Plan, which number excludes the 2,195,932 shares that were added to the plan as a result of the automatic annual increase on January 1, 2026. The 2021 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2021 Plan will be added back to the shares of common stock available for issuance under the 2021 Plan. As of December 31, 2025, a total of 1,454,233 shares of our common stock have been reserved for issuance pursuant to the ESPP, which number excludes the 293,000 shares that were added to the plan as a result of the automatic annual increase on January 1, 2026. The ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by the lesser of (i) 293,000 shares of our common stock, (ii) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31, or (iii) such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.
(5)
As of December 31, 2025, a total of 1,000,000 shares of our common stock have been reserved for issuance pursuant to the 2025 Inducement Plan. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock or are otherwise terminated, other than by exercise, under the 2025 Inducement Plan will be added back to the shares of common stock available for issuance under the 2025 Inducement Plan. The 2025 Inducement Plan was adopted by the Board of Directors without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules. In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, awards under the 2025 Inducement Plan may only be made to a newly hired employee who has not previously been an employee or director of the Company or any subsidiary, or following a bona fide period of non-employment by the Company or subsidiary, if that individual is granted such award in connection with their commencement of employment with the Company or a subsidiary and such grant is an inducement material to their entering into employment with the Company or such subsidiary.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions or series of transactions since January 1, 2024 to which we were or will be a party, in which:

•
the amount involved in the transaction exceeds, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amount at December 31, 2025 and 2024); and
•
in which any of our executive officers, directors or holder of five percent or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and our non-employee directors are described elsewhere in this proxy statement under “Non-Employee Director Compensation” and “Executive Compensation.” All amounts are in thousands unless otherwise noted.

Participation in our December 2024 Follow-On Offering

In December 2024, we issued and sold 12,000,001 shares of common stock at a price to the public of $6.00 per share and pre-funded warrants to purchase up to an aggregate of 3,333,333 shares of common stock at a price to the public of $5.99 per pre-funded warrant to purchase one share of the common stock for aggregate gross proceeds of approximately $92.0 million in a public follow-on offering. We received approximately $85.9 million in net proceeds from the 2024 follow-on offering after deducting underwriting discounts and commissions and offering expenses.

Certain of our directors, 5% stockholders and their affiliates purchased shares of our common stock in our 2024 follow-on offering at a purchase price of $6.00. The following table sets forth the number of shares of our common stock purchased by directors, 5% stockholders and their affiliates and the aggregate purchase price paid for such shares:

	Shares of Common Stock	Total Purchase Price
Entities affiliated with Baker Bros. Advisors LP (1)	3,333,333	$19,999,998.00
Entities affiliated with CVI Investments, Inc. (2)	2,350,000	$14,100,000.00
Entities affiliated with Paul B. Manning (3)	1,250,000	$7,500,000.00

(1)
Baker Bros. Advisors LP, together with its affiliates (“Baker Bros.”), became a holder of greater than 5% of the Company’s outstanding common stock as a result of the 2024 follow-on offering. As of March 31, 2025, Baker Bros. no longer held more than 5% of our total outstanding shares of common stock, based solely on the Schedule 13G/A filed with the SEC on May 15, 2025 by Baker Bros., Baker Bros. Advisors (GP) LLC, Julian C. Baker and Felix J. Baker.
(2)
CVI Investments, Inc., together with its affiliates (“CVI”), became a holder of greater than 5% of the Company’s outstanding common stock as a result of the 2024 follow-on offering. As of December 31, 2024, CVI no longer held more than 5% of our total outstanding shares of common stock, based solely on the Schedule 13G/A filed with the SEC on February 7, 2025 by CVI and Heights Capital Management, Inc.
(3)
Mr. Manning is a member of our board of directors and beneficially owns five percent or more of our outstanding capital stock.

Participation in our June 2025 Registered Direct Offering

In June 2025, we issued and sold 3,221,395 shares of common stock at a price per share of $4.67 to purchasers including existing healthcare-focused institutional investors, executive officers, and directors of the Company in a registered direct offering for aggregate gross proceeds of approximately $15.0 million, before deducting offering expenses payable by us. We received approximately $14.3 million in net proceeds from the registered direct offering after deducting offering expenses.

Certain of our directors, executive officers, 5% stockholders and their affiliates purchased shares of our common stock in our registered direct offering at a purchase price of $4.67. The following table sets forth the number of shares of our common stock purchased by directors, executive officers, 5% stockholders and their affiliates and the aggregate purchase price paid for such shares:

	Shares of Common Stock	Total Purchase Price
Entities Affiliated with Fidelity (1)	621,834	$2,903,964.78
Paul B. Manning Revocable Trust dated May 10, 2000 (2)	1,070,663	$4,999,996.21
Arianna Martell (3)	111,349	$519,999.83
Paul Peter Tak, M.D., Ph.D., FMedSci (4)	42,826	$199,997.42
Joseph C. Papa Revocable Living Trust (5)	64,239	$299,996.13
Gary J. Nabel, M.D., Ph.D. (6)	5,353	$24,998.51
Nicoletta Loggia, Ph.D., R.Ph. (7)	2,141	$9,998.47
Francesca Barone, M.D., Ph.D. (8)	4,282	$19,996.94
Charles Schoch (9)	5,353	$24,998.51
Seshu Tyagarajan, Ph.D., RAC (10)	5,353	$24,998.51
(1)
Entities affiliated with Fidelity beneficially own five percent or more of our outstanding capital stock.
(2)
Mr. Manning is a member of our board of directors and beneficially owns five percent or more of our outstanding capital stock.
(3)
Ms. Martell is an immediate family member of Christopher Martell, a member of our board of directors.
(4)
Dr. Tak is our chief executive officer and a member of our board of directors.
(5)
Mr. Papa is a member of our board of directors.
(6)
Dr. Nabel is a member of our board of directors.
(7)
Dr. Loggia is a member of our board of directors.
(8)
Dr. Barone is our chief scientific officer.
(9)
Mr. Schoch is our chief financial officer.
(10)
Dr. Tyagarajan is our chief technical and development officer.

Participation in our February 2026 Follow-On Offering

In February 2026, we issued and sold 18,348,624 shares of common stock at a price to the public of $5.45 per share for aggregate gross proceeds of approximately $100 million in a public follow-on offering. We received approximately $93.5 million in net proceeds from the 2026 follow-on offering after deducting underwriting discounts and commissions and offering expenses.

Certain of our directors, 5% stockholders and their affiliates purchased shares of our common stock in our 2026 follow-on offering at a purchase price of $5.45. The following table sets forth the number of shares of our common stock purchased by directors, 5% stockholders and their affiliates and the aggregate purchase price paid for such shares:

	Shares of Common Stock	Total Purchase Price
Entities Affiliated with Fidelity (1)	2,752,293	$14,999,996.85
Paul B. Manning Revocable Trust dated May 10, 2000 (2)	550,458	$2,999,996.10
(1)
Entities affiliated with Fidelity beneficially own five percent or more of our outstanding capital stock.
(2)
Mr. Manning is a member of our board of directors and beneficially owns five percent or more of our outstanding capital stock.

Agreements with Stockholders

In connection with our Series C convertible preferred stock financing, we entered into investors’ rights, voting and right of first refusal and co-sale agreements containing registration rights, information rights, voting rights and rights of first refusal, among other things, with certain holders of our preferred stock and certain holders of our common stock. These stockholder agreements terminated upon the closing of our initial public offering in July 2021, except for the amended and restated investors’ rights agreement and the registration rights granted thereunder, as more fully described in our Description of Securities, filed as Exhibit 4.2 to the Annual Report.

Employment Agreements

We have entered into employment agreements with each of our named executive officers. See “Executive Compensation – Employment Arrangements and Severance Agreements with our Named Executive Officers.”

Equity Grants

We have granted stock options and RSUs to certain of our executive officers and members of our board of directors. See “Executive Compensation” and “Non-employee Director Compensation.”

Indemnification Agreements

In connection with our initial public offering in July 2021, we entered into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on our behalf or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Policies for Approval of Related Party Transactions

Our board of directors reviews and approves transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related party.

In connection with our initial public offering in July 2021, our board of directors adopted a written related party transactions policy that provides that such transactions must be approved by our audit committee. This policy became effective on the date on which the registration statement related to our initial public offering was declared effective by the SEC. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to us regarding beneficial ownership of our capital stock outstanding as of April 24, 2026 for:

•
each person, or group of affiliated persons, who is known by us to be the beneficial owner of five percent or more of our outstanding common stock, based solely on the information reported by such persons in their most recent Form 4, Schedule 13D and Schedule 13G filings with the SEC unless otherwise specified herein;
•
each of our directors;
•
each of our named executive officers; and
•
all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities as well as any shares of common stock that the person has the right to acquire within 60 days of April 24, 2026 through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Each individual or entity shown on the table has furnished information with respect to beneficial ownership. Except as otherwise indicated below, the address of each officer, director and five percent stockholder listed below is c/o Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, Massachusetts 02494.

The percentage of beneficial ownership in the table below is based on 73,270,239 shares of common stock deemed to be outstanding as of April 24, 2026.

	Common Stock Beneficially Owned
Name	Shares	Percentage
5% or Greater Stockholders:
Entities affiliated with Fidelity (1)	9,692,848	13.2%
Estuardo Aguilar-Cordova, M.D., inf., Ph.D. (2)	4,431,832	6.0%
Laura K. Aguilar (2)	4,431,832	6.0%
Executive Officers and Directors:
Paul Peter Tak, M.D., Ph.D. FMedSci (3)	2,536,200	3.4%
Paul B. Manning (4)	7,006,015	9.6%
Edward J. Benz, Jr., M.D. (5)	126,124	*
Renee Gaeta (6)	71,200	*
Nicoletta Loggia, Ph.D., R.Ph. (7)	59,880	*
Christopher Martell (8)	919,885	1.3%
Gary J. Nabel, M.D., Ph.D. (9)	76,553	*
Diem Nguyen, Ph.D. M.B.A. (10)	95,440	*
Joseph C. Papa, R.Ph., M.B.A. (11)	176,266	*
Maha Radhakrishnan, M.D. (12)	9,493	*
Francesca Barone, M.D., Ph.D. (13)	335,339	*
W. Garrett Nichols, M.D., M.S. (14)	207,848	*
Charles Schoch (15)	158,336	*
Seshu Tyagarajan, Ph.D., RAC (16)	294,739	*
All Current Executive Officers and Directors as a group (14 persons) (17)	12,073,318	14.3%

* Less than one percent.

(1)
Information herein is based in part on the Schedule 13G/A filed with the SEC on February 7, 2025 by FMR LLC and Abigail P. Johnson and on the Company’s knowledge from its records. Consists of 9,692,848 shares of common stock held by FMR LLC. All of the shares of common stock are beneficially owned, or may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR

LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address for each of the entities and individuals identified in this footnote is c/o FMR LLC, 245 Summer Street, Boston, MA 02210.
(2)
Information herein is based solely on the Form 4 filed with the SEC on February 25, 2025 by Estuardo Aguilar-Cordova and Laura K. Aguilar. Consists of (i) 162,929 shares of common stock held solely by Estuardo Aguilar-Cordova, (ii) 60,000 shares of common stock held jointly by Estuardo Aguilar-Cordova and his spouse, Laura K. Aguilar, M.D., Ph.D., (iii) 2,074,942 shares of common stock held for the benefit of Estuardo Aguilar-Cordova by the Estuardo Aguilar-Cordova 2020 Irrevocable Trust, (iii) 120,861 shares of common stock held for the benefit of Laura K. Aguilar by the LKA 2022 Revocable Trust, and (iv) 2,013,100 shares of common stock held for the benefit of Laura K. Aguilar by the Laura K. Aguilar 2020 Irrevocable Trust. Estuardo Aguilar-Cordova shares voting and investment power over the securities held by Laura K. Aguilar. Estuardo Aguilar-Cordova’s term as a director of the Company expired at our 2024 annual meeting of stockholders held on June 26, 2024.
(3)
Consists of 268,566 shares of common stock and 2,267,634 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026.
(4)
Information herein is based in part on the Schedule 13D/A filed with the SEC on March 18, 2026 by Paul B. Manning, The Paul B. Manning Revocable Trust dated May 10, 2000 and BKB Growth Investments, LLC. Consists of (i) 1,681,000 shares of common stock held by Paul and Diane Manning, JTWROS; (ii) 2,763,527 shares of common stock held by The Paul B. Manning Revocable Trust dated May 10, 2000; (iii) 1,303,752 shares of common stock held by BKB Growth Investments, LLC, (iv) 642,406 shares of common stock issuable upon the exercise of a warrant within 60 days of December 31, 2021 held by The Paul B. Manning Revocable Trust dated May 10, 2000; (v) 553,752 shares of common stock issuable upon the exercise of a warrant within 60 days of December 31, 2021 held by BKB Growth Investments, LLC, and (vi) 61,578 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026. Mr. Manning is co-manager of Tiger Lily Capital, LLC, which is manager of BKB Growth Investments, LLC. Mr. Manning shares voting and disposition power over the shares owned by BKB Growth Investments, LLC with Bradford Manning, the other co-manager.
(5)
Consists of 126,124 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026.
(6)
Consists of 71,200 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026.
(7)
Consists of 2,141 shares of common stock and 57,739 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026.
(8)
Consists of (i) 89,508 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026, (ii) 283,514 shares of common stock held by GTAM1 2012 ADV LLC, of which Mr. Martell serves as Manager, (iii) 283,514 warrants held by GTAM1 2012 Trust, of which Mr. Martell serves as trustee but is not a beneficiary, (iv) 111,349 shares of common stock held by spouse of Mr. Martell, and (v) 152,000 shares of common stock held by GTAM1 2012 LLC. Mr. Martell disclaims beneficial ownership over all of these interests, except for his beneficial ownership in the 89,508 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026.
(9)
Consists of 5,353 shares of common stock and 71,200 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026.
(10)
Consists of 10,000 shares of common stock and 85,440 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026.
(11)
Consists of 102,271 shares of common stock and 73,995 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026.
(12)
Consists of 9,493 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026.
(13)
Consists of 100,809 shares of common stock and 234,530 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026.
(14)
Consists of 52,493 shares of common stock and 155,355 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026.
(15)
Consists of 43,391 shares of common stock and 114,945 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026.
(16)
Consists of 90,865 shares of common stock and 203,874 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 24, 2026.
(17)
Consists of (i) 6,971,031 shares of common stock, (ii) options to purchase 3,622,615 shares of common stock exercisable within 60 days of April 24, 2026, and (iii) warrants to purchase 1,479,672 shares of common stock exercisable within 60 days of April 24, 2026 held by fourteen executive officers and directors.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Candel’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Candel’s independent registered public accounting firm, (3) the performance of Candel’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Candel’s consolidated financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Candel’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Candel for the fiscal year ended December 31, 2025. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Candel be included in Candel’s Annual Report on Form 10-K for the year ended December 31, 2025, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF CANDEL THERAPEUTICS, INC.

Renee Gaeta, Chairperson
Nicoletta Loggia, Ph.D., R.Ph.
Maha Radhakrishnan, M.D.

April 29, 2026

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the 2025 Annual Report and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494, Attention: Corporate Secretary, telephone: (617) 916-5445. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 30, 2026. However, if the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 Annual Meeting of Stockholders. The SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494, Attention: Corporate Secretary.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the additional information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 25, 2027.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2027 Annual Meeting of Stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than February 23, 2027 and no later than March 25, 2027. Stockholder proposals and the required notice should be addressed to Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494, Attention: Corporate Secretary.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Candel therapeutics Scan to view materials & vote CANDEL THERAPEUTICS, INC. 117 KENDRICK ST, SUITE 450 NEEDHAM, MA 02494VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/22/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/22/2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Class II Directors Nominees 01 Edward J. Benz, Jr. 02 Paul B. Manning 03 Maha Radhakrishnan 04 Paul Peter Tak The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratification of the appointment of KPMG LLP as Candel Therapeutics, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof 0000702947_1 R2.09.05.010 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and the 2025 Annual Report is/are available at www.proxyvote.com CANDEL THERAPEUTICS, INC. Annual Meeting of Stockholders June 23, 2026 10:00 AM EST This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Paul Peter Tak and Charles Schoch, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CANDEL THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EST on 6/23/ 2026, at www.virtualshareholdermeeting.com/CADL2026 via internet, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000702947_2 R2.09.05.010